UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012 (November 8, 2012)

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
 (Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed by MGP Ingredients, Inc. (the “Company”) to furnish the Correcting and Replacing Press Release attached hereto as Exhibit 99.1 (the “Press Release”) and to amend the Company’s prior Item 2.02 and Item 7.01 disclosure for the third quarter of 2012.  On November 8, 2012 the Company’s service provider incorrectly issued an earnings release that reported the Company’s Income (Loss) from Operations for the Year to Date period ended September 30, 2012 as $1,914,000.  The correct amount should have been reported as a loss of $1,914,000.  The Company’s Current Report on Form 8-K dated November 8, 2012 attached the incorrectly issued press release as Exhibit 99.1.  The Company’s quarterly report on Form 10-Q, also filed on November 8, 2012, included the correct figure.

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2012 the Company issued a Press Release, incorporated into this Item 2.02 by reference, relating to financial results for the third quarter of 2012, which ended September 30, 2012. The Press Release, dated November 14, 2012 is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” Item 7.01, “Regulation FD Disclosure” and Item 9.01, “Financial Statements and Exhibits.”

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is the Press Release relating to the Company’s financial results for the third quarter of 2012, which ended September 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1*	Correcting and Replacing Press Release dated November 14, 2012, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date:  November 14, 2012                                                    By:           /s/  Don Tracy
Don Tracy, Chief Financial Officer

INDEX TO EXHIBITS

99.1	Correcting and Replacing Press Release dated November 14, 2012, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.